Exhibit 99.1

Axon Announces Proposed Convertible Senior Notes Offering

SCOTTSDALE, Ariz. — December 5, 2022 — Axon Enterprise, Inc. (NASDAQ: AXON) (“Axon”) today announced that it intends to offer, subject to market and other conditions, $500 million aggregate principal amount of Convertible Senior Notes due 2027 (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Axon also expects to grant to the initial purchasers of the Notes an option to purchase up to an additional $75 million aggregate principal amount of the Notes, for settlement within a 13-day period beginning on, and including, the first date on which the Notes are issued.

The Notes will be Axon’s senior unsecured obligations. The Notes will mature on December 15, 2027, unless earlier converted, redeemed or repurchased.

Axon will satisfy its conversion obligations by paying cash up to the aggregate principal amount of Notes to be converted and paying or delivering, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the Notes being converted, based on the then applicable conversion rate. The maturity date, the interest rate, the initial conversion rate and the other terms of Notes will be determined upon pricing of the offering.

Axon intends to use a portion of the net proceeds from the offering to pay the cost of certain convertible note hedge transactions described below (after such cost is partially offset by the proceeds to Axon from the sale of warrants in certain warrant transactions described below).

Axon intends to use the remaining net proceeds of the offering for general corporate purposes, which may include, among other things, providing capital to support its growth and to acquire or invest in product lines, products, services or technologies. However, Axon has no current agreements with respect to any specific acquisition and has not exercised any outstanding warrants or call options with respect to its strategic investments since September 30, 2022.

In connection with the pricing of the Notes, Axon expects to enter into convertible note hedge transactions with one or more of the initial purchasers of the Notes or their respective affiliates and/or other financial institutions (the “option counterparties”). Axon also expects to enter into warrant transactions with the option counterparties. The convertible note hedge transactions are expected generally to reduce potential dilution to Axon’s common stock upon any conversion of Notes and/or offset any cash payments Axon is required to make in excess of the principal amount of converted Notes, as the case may be. However, the warrant transactions could separately have a dilutive effect on Axon’s common stock to the extent that the market price per share of Axon’s common stock exceeds the strike price of the warrants. If the initial purchasers exercise their option to purchase additional Notes, Axon expects to sell additional warrants to the option counterparties and expects to use a portion of the net proceeds from the sale of additional Notes, together with the proceeds from the additional warrants, to enter into additional convertible note hedge transactions with the option counterparties.

In connection with establishing their initial hedges of the convertible note hedge and warrant transactions, Axon is advised by the option counterparties or their respective affiliates that they expect to enter into various derivative transactions with respect to Axon’s common stock and/or purchase shares of Axon’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Axon’s common stock or the Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Axon’s common stock and/or purchasing or selling Axon’s common stock or other securities of Axon in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so in connection with any conversion of the Notes or redemption or repurchase of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Axon’s common stock or the Notes, which could affect the ability of noteholders to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares, if any, and value of the consideration that noteholders will receive upon conversion of the Notes.

As stated above, the Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Notes and any shares of Axon’s common stock issuable upon conversion of the Notes have not been registered under the Securities Act, or any state securities law, and the Notes and any such shares may not be offered or sold in the United States or to any U.S. persons absent registration under, or pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any shares of Axon’s common stock issuable upon conversion of the Notes, nor shall there be any offer, solicitation or sale of any Notes or any such shares of Axon’s common stock issuable upon conversion of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Axon

Axon is a technology leader in global public safety. Axon is building the public safety operating system of the future by integrating a suite of hardware devices and cloud software solutions that lead modern policing. Axon's suite includes TASER energy devices, body-worn cameras, in-car cameras, cloud-hosted digital evidence management solutions, productivity software and real-time operations capabilities. Axon's growing global customer base includes first responders across international, federal, state and local law enforcement, fire, corrections and emergency medical services, as well as the justice sector, commercial enterprises and consumers.

Forward-Looking Statements

Forward-looking statements in this press release include, but are not limited to, statements regarding the completion, timing and size of the proposed offering, the intended use of proceeds, the terms of the Notes being offered, the anticipated terms of, and the effects of entering into, the convertible note hedge and warrant transactions and the actions of the option counterparties and their respective affiliates. Words such as “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “expect,” “anticipate,” “future,” “intend,” “plan,” “believe,” “estimate,” and similar expressions, as well as statements in future tense, identify forward-looking statements. However, not all forward-looking statements contain these words.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. The following important factors could cause actual results to differ materially from those in the forward-looking statements: market conditions, including market interest rates, the trading price and volatility of Axon’s common stock; the potential global impacts of the COVID-19 pandemic; our exposure to cancellations of government contracts due to appropriation clauses, exercise of a cancellation clause, or non-exercise of contractually optional periods; our ability to design, introduce and sell new products or features; our ability to defend against litigation and protect our intellectual property, and the resulting costs of this activity; our ability to manage our supply chain and avoid production delays, shortages, and impacts to expected gross margins; the impact of stock-based compensation expense, impairment expense, and income tax expense on our financial results; customer purchase behavior, including adoption of our software as a service delivery model; negative media publicity regarding our products; the impact of product mix on projected gross margins; defects in our products; changes in the costs of product components and labor; loss of customer data, a breach of security, or an extended outage, including by our third party cloud-based storage providers; exposure to international operational risks; delayed cash collections and possible credit losses due to our subscription model; changes in government regulations in the U.S. and in foreign markets, especially related to the classification of our products by the United States Bureau of Alcohol, Tobacco, Firearms and Explosives; our ability to integrate acquired businesses; our ability to attract and retain key personnel; and counter-party risks relating to cash balances held in excess of FDIC insurance limits. Many events beyond our control may determine whether results we anticipate will be achieved. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements. The Annual Report on Form 10–K that we filed with the Securities and Exchange Commission ("SEC") on February 25, 2022 lists various important factors that could cause actual results to differ materially from expected and historical results. These factors are intended as cautionary statements for investors within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Readers can find them under the heading "Risk Factors" in the Report on Form 10–K, and investors should refer to them, as well as the Company’s subsequent filings with the Exchange Act where such risk factors have been amended or supplemented since such filing. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Except as required by law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our Form 10-Q, 8-K and 10-K reports to the SEC.

Axon may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offer or the Notes or its ability to effectively apply the net proceeds as described above.

Investor Contact:Media Contact:

Investor RelationsCorinne Clark

Axon Enterprise, Inc.Public Relations Manager

IR@axon.comPress@Axon.com

For further information: Media ONLY Hotline: (480) 444-4000